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                            CHAPARRAL RESOURCES, INC.
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

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                           Notice and Proxy Statement

                                  July 30, 2002



Dear Stockholder:

     We are pleased to invite you to the Annual Meeting of Stockholders of Chaparral Resources, Inc. The meeting will be held on August 23, 2002 at 10:00 a.m., Eastern Daylight Time, at The Plaza Hotel, Fifth Avenue at Central Park South, New York, New York 10019.

     At the meeting, you and the other stockholders will be asked to vote on the following:

     1.   the election of six directors to the Board of Directors of Chaparral;

     2. the approval of the amendments to Chaparral's Amended and Restated Certificate of Incorporation;

     3.   the approval of Chaparral's 2002 Profit Sharing Bonus Program; and

     4. the ratification of the appointment of Ernst & Young LLP as the independent auditors of Chaparral for fiscal year 2002.

     You will also hear an overview of Chaparral's current and prior year operations from senior management to be followed by a question and answer session open to all stockholders. Our Annual Report, which is enclosed with this Proxy Statement, contains other detailed information about Chaparral, including its audited financial statements for the year ended December 31, 2001.

     Stockholders are urged to carefully read this Proxy Statement in its entirety before voting on the proposals. This Proxy Statement and the enclosed proxy card are being mailed to stockholders on or about July 30, 2002.

     We hope you can join us on August 23, 2002. Regardless of whether you expect to attend the meeting in person, please read the Proxy Statement. When you have done so, please mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. It is important that your shares be represented, and your promptness will assist us in making necessary preparations for the meeting.



     Sincerely,


     /s/ James A. Jeffs
     ------------------
     James A. Jeffs
     Chairman and Chief Executive Officer

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                    Notice of Annual Meeting of Stockholders
                           To be held August 23, 2002



     Chaparral Resources, Inc. will hold its Annual Meeting of Stockholders on August 23, 2002 at 10:00 a.m., Eastern Daylight Time, at:

                                 The Plaza Hotel
                       Fifth Avenue at Central Park South
                            New York, New York 10019

     We are holding this meeting to consider and act upon the following matters that are more fully described in the accompanying Proxy Statement, including proposals to:

     1.   elect six directors to the Board of Directors of Chaparral;

     2. approve the amendments to Chaparral's Amended and Restated Certificate of Incorporation;

     3.   approve Chaparral's 2002 Profit Sharing Bonus Program;

     4. ratify the appointment of Ernst & Young LLP as the independent auditors of Chaparral for fiscal year 2002; and

     5. consider such other business as may properly come before the meeting or any adjournment of the meeting.

     The Board of Directors has selected July __, 2002 as the record date for determining stockholders entitled to notice of and to vote at the meeting and any adjournment of the meeting. A list of stockholders as of the record date will be available for inspection at the corporate headquarters of Chaparral for ten days before the meeting.

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE, SIGN, AND MAIL PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     A copy of Chaparral's 2001 Annual Report is enclosed. Please read the Annual Report in its entirety.

                                        By Order of the Board of Directors,


                                        /s/ Alan D. Berlin
                                        ------------------
                                        Alan D. Berlin
                                        Secretary
Houston, Texas
July 30, 2002

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                         Annual Meeting of Stockholders
                           To Be Held August 23, 2002

     This Proxy Statement is furnished to stockholders of Chaparral for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Daylight Time, on August 23, 2002, at The Plaza Hotel, Fifth Avenue at Central Park South, New York, New York 10019, or at any postponements or adjournments of the meeting for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is July 30, 2002.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
General Information.........................................................   3
Proposal One: Election of Directors.........................................   5
         Nominees...........................................................   5
         Remuneration of Directors..........................................   6
         Recommendation of the Board........................................   6
Certain Relationships and Related Transactions..............................   6
Meetings of the Board and its Committees....................................   7
Report of the Audit Committee of the Board of Directors.....................   8
Beneficial Ownership of Certain Stockholders, Directors, Nominees and
     Executive Officers.....................................................   9
Section 16(a) Beneficial Ownership Reporting Compliance.....................  11
Executive Compensation......................................................  11
         Summary Compensation Table.........................................  11
         Aggregated Option/SAR Exercises and Year-End Option/SAR
              Value Table...................................................  11
         Director Interlocks................................................  12
Stock Performance Graph.....................................................  12
Insider Participation in Compensation Decisions and Compensation Committee
     Report on Executive Compensation.......................................  12
         Compensation Philosophy............................................  12
         Compensation Structure.............................................  13
         Compensation of the Chief Executive Officer........................  13
         Executive Compensation Deductibility...............................  13
         Compensation Committee Interlocks and Insider Participation........  13
Proposal Two: Approval of the Amendments to Chaparral's Amended and
     Restated Certificate of Incorporation..................................  14
         Recommendation of the Board........................................  14
Proposal Three: Approval of Chaparral's 2002 Profit Sharing Bonus Program...  15
         Summary of the Profit Sharing Bonus Program .......................  15
         Recommendation of the Board........................................  16
Proposal Four: Ratification of Independent Auditors.........................  17
         Recommendation of the Board........................................  17
Other Business..............................................................  17
Appendix A.................................................................. A-1
Appendix B.................................................................. B-1

                               GENERAL INFORMATION

Q:   Who is soliciting my proxy?
A: We, the Board of Directors of Chaparral (the "Board"), are sending you this Proxy Statement in connection with our solicitation of proxies for use at Chaparral's Annual Meeting of Stockholders. Specified directors, officers, and employees of Chaparral may also solicit proxies on our behalf by mail, phone, fax, or in person.

Q:   Who is paying for this solicitation?
A: Chaparral will pay for the solicitation of proxies, including the cost of preparing, assembling, and mailing this Proxy Statement, the proxy card, the Annual Report and all other materials which may be sent to stockholders in connection with this solicitation.

Q:   On what am I voting?
A:   You will have the chance to vote on, specifically:

     o the election of Askar Alshinbayev, Ian Connor, Peter Dilling, John Duthie, James A. Jeffs, and Nikolai Klinchev, to the Board;
     o the approval of the amendments to Chaparral's Amended and Restated Certificate of Incorporation;
     o    the approval of Chaparral's 2002 Profit Sharing Bonus Program; and
     o the ratification of the appointment of Ernst & Young LLP as Chaparral's independent auditors for fiscal year 2002.

Q:   Who can vote?
A: Only holders of Chaparral's Common Stock at the close of business on July __, 2002, the record date for the Annual Meeting, can vote. If you beneficially owned any Common Stock on the record date, you have one vote per share of Common Stock.

Q:    How do I vote?
A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign, and mail the enclosed proxy card in the postage-paid envelope. Granting a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing Chaparral's Secretary written notice of your revocation or by submitting a later-dated proxy. If you return your proxy but do not mark your voting preferences, Michael B. Young and Natalie S. Hairston, the proxy holders, will vote your shares as follows:

     o    FOR the election of each of the nominees for director;
     o FOR the approval of the Amendments to Chaparral's Amended and Restated Certificate of Incorporation;
     o    FOR the approval of Chaparral's 2002 Profit Sharing Bonus Program; and
     o    FOR the ratification of the appointment of the independent auditors.

Q:   What constitutes a quorum?
A: On the record date, Chaparral had 38,209,502 shares of Common Stock issued and outstanding. In order for the Annual Meeting to be properly held, a majority of the outstanding shares (a quorum) must be present at the meeting or represented by proxy.

Q:   What vote is required to approve each proposal?
A: For the election of directors, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked WITHHOLD AUTHORITY with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. For all matters other than the election of directors, the affirmative vote of a majority of the votes cast by person or by proxy at the Annual Meeting is required for approval of such matter. A properly executed proxy marked ABSTAIN with respect to any other matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, if there are any other items on which the stockholders vote at the Annual Meeting, an abstention will have the effect of a negative vote on such other item.

Q:   What if my shares are held in "street name?"
A: If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may only exercise voting discretion with respect to matters deemed routine by NASD, such as the election of directors and the selection of independent auditors. On a non-routine matter, a broker or other nominee cannot cast a vote (a so-called "broker non-vote"). Broker non-votes will not be treated as votes cast, and therefore, will not affect the outcome of the matters referred to above.

Q:   Can I vote on other matters?
A: The matters presented at an annual meeting are limited to those properly presented by the Board and those properly presented by stockholders. We have not received notice from any stockholder as to any matter to come before the Annual Meeting other than as set forth herein. If any other matter is presented at the Annual Meeting, your signed proxy gives Mr. Young and Ms. Hairston, the proxy holders, authority to vote your shares.

Q:   How does the Board recommend I vote on the proposals?
A: Unless you give other instructions on your proxy card, Mr. Young and Ms. Hairston, the proxy holders, will vote in accordance with the recommendations of the Board. The Board recommends a vote FOR:

     o    the election of the nominated slate of directors (see page 5);
     o the approval of the amendments to Chaparral's Amended and Restated Certificate of Incorporation (see page 14);
     o the approval of Chaparral's 2002 Profit Sharing Bonus Program (see page 15); and
     o the ratification of the appointment of the independent auditors (see page 17).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board, or if no recommendation is given, in their own discretion.

Q:   What is the deadline for stockholder proposals for next year's Annual
     Meeting?
A: Stockholders may submit proposals on matters appropriate for stockholder action at future annual meetings by following the rules of the Securities and Exchange Commission. If we do not receive notice of any other matter that a stockholder wishes to raise at our 2003 Annual Meeting by __________ and a matter is raised at that meeting, the proxies will have discretionary authority to vote on the matter. All proposals and notifications should be addressed to Chaparral's Secretary: Chaparral Resources, Inc., 16945 Northchase Drive, Suite 1620, Houston, Texas 77060.

Q:   How do I get copies of the exhibits filed with Chaparral's Form 10-K?
A: A copy of Chaparral's Annual Report for 2001, which contains Chaparral's Form 10-K and consolidated financial statements, was delivered to you with this Proxy Statement. Chaparral will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with Chaparral's Form 10-K for a reasonable fee. Requests for such copies should be directed to Assistant Secretary, Chaparral Resources, Inc., 16945 Northchase Drive, Suite 1620, Houston, Texas 77060. In addition, copies of all exhibits filed electronically by Chaparral may be reviewed and printed from the SEC's website at: www.sec.gov.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

Nominees.

     At the Annual Meeting, you and the other stockholders will elect six individuals to serve as directors until the next annual meeting of stockholders to be held in 2003, until their successors are duly elected or appointed or until their death, resignation, or removal. Each of the nominees is currently a member of the Board.

     The individuals named as proxies will vote the enclosed proxy for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the Annual Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

     The nominees for director, each of whom has consented to serve, if elected, are as follows:


Name of Nominee            Director Since      Age          Principal Occupation During the Last 5 Years
---------------            --------------      ---          --------------------------------------------
James A. Jeffs                  1999            50      Mr. Jeffs has served as Chairman of the Board and Chief
                                                        Executive Officer of Chaparral since May 2002.  From May
                                                        1999 to May 2002, he served as the Co-Chairman of the
                                                        Board.  Since 1994, Mr. Jeffs has served as Managing
                                                        Director and Chief Investment Officer for The Whittier
                                                        Trust Company, a trust and investment management company
                                                        with substantial oil and gas interests.

Askar Alshinbayev               2002            37      Mr. Alshinbayev has served as Managing Director and Chief
                                                        Executive Officer of Central Asian Industrial Holdings, N.V.
                                                        since May 2002. Since 1998, Mr. Alshinbayev has served as a
                                                        Managing Director of Open Joint Stock Company Kazkommertsbank, a
                                                        commercial bank incorporated in Kazakhstan. From 1994 to
                                                        1998, he served as Deputy Chairman of the Management Board of Kazkommertsbank.  Mr. Alshinbayev also serves on the
                                                        Board of Directors of Hurricane Hydrocarbons Ltd. and Nelson
                                                        Resources, Ltd.

Ian Connor                      2002            35      Since April 2001, Mr. Connor has served as a Managing
                                                        Director of Open Joint Stock Company Kazkommertsbank, a
                                                        commercial bank incorporated in Kazakhstan. Prior to joining
                                                        Kazkommertsbank, Mr. Connor held the position of Senior
                                                        Executive Officer at Global Menkul Degerler A.S., an
                                                        Istanbul-based brokerage and investment house, from May 1997 to March 2001.

                                       5

Name of Nominee            Director Since      Age          Principal Occupation During the Last 5 Years
---------------            --------------      ---          --------------------------------------------

Nikolai D. Klinchev             2002            44      Mr. Klinchev has been the Vice President - Business
                                                        Development of Chaparral since June 2002 and, since 1996,
                                                        has served as the General Director and as a board member of
                                                        Closed Joint Stock Company Karakudukmunai.

Peter Dilling                   2002            53      From 1995 to 1997, Mr. Dilling held various positions with
                                                        Chaparral, including Vice Chairman of the Board of
                                                        Directors. Since 1999, Mr. Dilling has served as President and
                                                        Chief Executive Officer of Trinidad Exploration and Development,
                                                        Ltd., an oil and gas exploration company. He has served as
                                                        President and Chief Executive Officer, and as a Director of
                                                        Anglo-African Energy, Inc., an exploration and production company, since 1999. Prior to joining Anglo-African, Mr. Dilling was
                                                        President and a director of M-D International Petroleum, Inc., an exploration and production company, from 1994 to 1997. Mr. Dilling also serves on the Board of Directors of Trinidad Exploration and
                                                        Development, Ltd.

John Duthie                     2002            59      Mr. Duthie has served as General Manager for Westdeutsche
                                                        Landesbank Turkey, a commercial bank headquartered in
                                                        Germany, since 1994.  He previously held various positions with Merrill Lynch & Co., a stock brokerage house and
                                                        investment bank, and Deutsche Bank, a commercial bank and
                                                        financial institution.


Remuneration of Directors.

     During the fiscal year 2001, Chaparral paid a quarterly fee of $2,500 to each non-employee director and $1,500 to each non-employee director for each Board meeting or Committee meeting attended. There were no other arrangements for the compensation of directors in effect for the fiscal year 2001.

Recommendation of the Board.

     The Board recommends that stockholders vote FOR each of the nominees to serve as directors of Chaparral.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 10, 2002, Central Asian Industrial Holdings N.V. ("CAIH") acquired a beneficial ownership interest in 26,002,624 shares, or 64.54%, of the Common Stock of Chaparral as part of an overall debt and equity restructuring of Chaparral. CAIH, a private investment holding company, is a significant investor in the Kazakh oil sector.

     CAIH invested $12 million into Chaparral, consisting of an $8 million equity contribution in exchange for 22,925,701 shares of Chaparral's Common Stock and a $4 million investment into Chaparral's wholly-owned subsidiary, Central Asian Petroleum (Guernsey) Limited ("CAP-G"), in exchange for a three-year note bearing interest at 12% per annum issued jointly and severally by Chaparral and CAP-G. As part of the note, CAIH also received a warrant to purchase 3,076,923 shares of Chaparral's Common Stock at an exercise price of $1.30 per share.

     As part of the restructuring, Open Joint Stock Company Kazkommertsbank ("Kazkommertsbank"), an affiliate of CAIH, provided a total credit facility of $33 million to Closed Joint Stock Company Karakudukmunai ("KKM") at an annual interest rate of 14% repayable in five years. The loan from Kazkommertsbank consisted of $28 million that was used to repay a substantial portion of Chaparral's loan with Shell Capital Inc. (the "Shell Capital Loan") on May 7, 2002, and $5 million to be used for KKM's working capital requirements. Chaparral paid CAIH a $1.788 million restructuring fee.

     On May 7, 2002, the Shell Capital Loan was transferred from Shell Capital to CAIH. On May 10, 2002, (i) the remaining balance of the Shell Capital Loan was written down to $2.45 million and restructured to reflect a 14% interest rate, (ii) the warrant for 1,785,455 shares of Chaparral's Common Stock previously issued to Shell Capital was cancelled, (iii) Shell Capital's 40% net profits interest in CAP-G was reacquired for a nominal amount and cancelled,
(iv) Chaparral acquired an additional 10% interest in KKM from Dardana Limited for $1.2 million and 1 million shares of Chaparral's Common Stock, and (v) Chaparral redeemed 50,000 shares of its outstanding Series A Preferred Stock held by the Exeter Finance Group for $2.3 million. In May 2002, Chaparral repaid $2.35 million of the remaining principal outstanding on the Shell Capital Loan held by CAIH. In June 2002, CAP-G also repaid $2.0 million of the outstanding principal balance of the $4.0 million note held by CAIH.

     As a condition of the restructuring, Allen & Company Incorporated and Whittier Ventures, LLC., which collectively owned a majority of the outstanding shares of Chaparral's Common Stock prior to the issuance of Common Stock to CAIH on May 10, 2002, entered into agreements with Chaparral whereby they agreed to vote all of the shares of Common Stock held by them in favor of certain amendments to Chaparral's certificate of incorporation and in favor of up to five directors to be designated by CAIH and two directors to be designated by Chaparral's incumbent directors.

     In connection with the restructuring, four of Chaparral's incumbent directors voluntarily resigned as directors, including Messrs. John G. McMillian, Chaparral's then Co-Chairman and Chief Executive Officer, Richard L. Grant, David A. Dahl, and Ted Collins. The Board adopted a resolution increasing the size of the Board to not more than seven directors. James A. Jeffs remained as a director. Askar Alshinbayev, Ian Connor, John Duthie, Nikolai Klinchev, and Peter Dilling, a former director of Chaparral, were appointed to Chaparral's Board effective May 10, 2002.

     Mr. Alshinbayev is a Managing Director of Kazkommertsbank and the Chief Executive Officer of CAIH. Mr. Connor is also a Managing Director of Kazkommertsbank. Mr. Klinchev, who has acted as KKM's General Director since 1996, was also the beneficial owner of the additional 10% interest in KKM acquired by Chaparral.

     During fiscal year 2001, Mr. Jeffs, who is the Chairman and Chief Executive Officer, acted as an officer or director to Whittier Ventures or one of its affiliates. In addition to serving as the Managing Director and as the Chief Investment Officer for The Whittier Trust Company, Mr. Jeffs is a Vice President of Whittier Ventures and a Director of Whittier Energy Company.


                    MEETINGS OF THE BOARD AND ITS COMMITTEES

     During the fiscal year 2001, Chaparral held eight Board meetings. The Board had several committees, including the Compensation Committee, the Nominations Committee, and the Audit Committee. The following discussion details the composition and role of each committee.

     The Compensation Committee recommends cash and non-cash compensation for Chaparral's executives to the full Board and reviews and recommends to the full Board stock plans for adoption by Chaparral for its directors, officers, employees, and consultants. The Compensation Committee is also responsible for developing Chaparral's executive compensation program. The Compensation Committee monitors and grants awards according to Chaparral's executive compensation program and administers Chaparral's 2001 Stock Incentive Plan. During fiscal year 2001, members of the Compensation Committee, which met on two occasions, included Messrs. Jeffs, Grant and Dahl. Messrs. Grant and Dahl resigned effective May 10, 2002. Messrs. Dilling and Connor replaced the departing directors on the Compensation Committee, and Mr. Duthie replaced Mr. Jeffs as a member of the Committee.

     The Nominations Committee has oversight for recruiting and recommending candidates for election to the Board and for evaluating director independence and performance. During fiscal year 2001, the Nominations Committee, consisting of Messrs. Jeffs, Grant and McMillian, met on one occasion. Messrs. Grant and McMillian resigned effective May 10, 2002 and have not been replaced.

     The Audit Committee oversees Chaparral's financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The Audit Committee operates pursuant to a written charter, which was approved and adopted by the Board in August 2000. Chaparral's independent accountants, Ernst & Young LLP, are responsible for expressing an opinion on the conformity of Chaparral's audited financial statements to accounting principles generally accepted in the United States. During fiscal year 2001, members of the Audit Committee included Messrs. Grant and Collins and Judge Roberts, all of whom qualified as "independent directors" as defined by NASD Rule 4200(a)(15). Judge Roberts resigned effective January 18, 2002 and was not replaced. Messrs. Grant and Collins resigned effective May 10, 2002 and have not been replaced. The Board plans to appoint new members to its Audit Committee, all of whom will qualify as independent directors, no later than its Annual Organizational Board Meeting, which will be held after the Annual Meeting.


                        REPORT OF THE AUDIT COMMITTEE OF
                             THE BOARD OF DIRECTORS

     In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in Chaparral's 2001 Annual Report with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee met with the independent accountants, with and without management present, to discuss the scope and plans for the audit, results of their examinations, their evaluations of Chaparral's internal controls, and the overall quality of Chaparral's financial reporting. The Audit Committee reviewed with the independent accountants the acceptability of Chaparral's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including those described in the Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, during fiscal year 2001, the Audit Committee discussed with the independent auditors the auditors' independence from management and Chaparral, and received the written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee held five meetings during fiscal year 2001.

     Fees paid to Ernst & Young LLP during fiscal year 2001 amounted to $280,000, composed of the following:

     o Audit Fees. Fees for the audit and quarterly reports for the fiscal year ended December 31, 2001 totaled $221,000;
     o Financial Information Systems Design and Implementation. No fees were incurred during the fiscal year ended December 31, 2001 for financial information systems design and implementation; and
     o All Other Fees. All other fees paid to our independent auditors during the fiscal year ended December 31, 2001 totaled $59,000. All non-audit services were compatible with maintaining Ernst & Young LLP's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                         Fiscal year 2001 Audit Committee
                                         of the Board of Directors,

                                         Richard L. Grant, Chairman
                                         Ted Collins, Jr.
                                         Judge Burton B. Roberts


       BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS, NOMINEES,
                             AND EXECUTIVE OFFICERS

     The following table sets forth information as of June 30, 2002, with respect to directors, nominees, named executive officers of Chaparral and each person who is known by Chaparral to own beneficially more than 5% of our Common
Stock, and with respect to shares owned beneficially by all directors, nominees, and executive officers of Chaparral as a group. The address for all directors and executive officers of Chaparral is 16945 Northchase Drive, Suite 1620,
Houston, Texas 77060.

                                                                               Amount and Nature of     Percent of
                                                                               Beneficial Ownership       Common
       Name of Beneficial Owner                    Position                             (1)              Stock (1)
---------------------------------------  ----------------------------          --------------------     ----------
Central Asian Industrial Holdings, N.V.                 --                           26,002,624(2)         62.98%
c/o Kazkommertsbank
3rd Floor, Broughton House
6-8 Sackville Street
London W1, United Kingdom

Allen & Company Incorporated                            --                            5,606,950(3)         14.66%
711 Fifth Avenue
New York, New York 10022

Whittier Ventures, LLC                                  --                            3,394,438(4)          8.88%
1600 Huntington Drive
South Pasadena, California 91030

James A. Jeffs                           Chairman of the Board and Chief              3,404,767(5)          8.91%
                                         Executive Officer

Askar Alshinbayev                        Director                                    26,002,624(6)         62.98%

Ian Connor                               Director                                    26,002,624(7)         62.98%

Nikolai Klinchev                         Vice President - Business                    1,000,084(8)          2.62%
                                         Development and Director

Peter Dilling                            Director                                         7,083(9)           *

John Duthie                              Director                                            --              *

John G. McMillian                        Former Co-Chairman and CEO                     386,303(10)         1.01%

David A. Dahl                            Former Director                                  1,418(11)          *

Ted Collins, Jr.                         Former Director                                     --(12)          *

Richard L. Grant                         Former Director                                     --(13)          *

Judge Burton B. Roberts                  Former Director                                     --(14)          *

Richard J. Moore                         Vice President - Strategic                          --              *
                                         Planning

Michael B. Young                         Vice President - Finance,                        1,835(15)          *
                                         Treasurer, and Chief Financial
                                         Officer

Alan D. Berlin                           Corporate Secretary                                584(16)          *

All current directors, nominees, and                    --                           30,416,977            73.64%
executive officers as a group (nine
persons)

                                       9

----------

* Represents less than 1% of the shares of Common Stock outstanding.
(1) Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days or acquires such securities with the purpose or effect of changing or influencing the control of Chaparral.
(2) In accordance with Rule 13d-3(d)(1)(i)(A), includes 3,076,923 shares underlying warrants to purchase shares of Common Stock. CAIH is owned by Kazkommertsbank and, consequently, Kazkommertsbank may be deemed to beneficially own the shares beneficially owned by CAIH. Does not include shares owned directly by officers and stockholders of Kazkommertsbank and CAIH with respect to which Kazkommertsbank and CAIH disclaim beneficial ownership. Officers and stockholders of Kazkommertsbank and CAIH may be deemed to beneficially own shares of the Common Stock reported to be beneficially owned directly by Kazkommertsbank and CAIH.
(3) In accordance with Rule 13d-3(d)(1)(i)(A), includes 31,250 shares underlying warrants to purchase shares of Common Stock. Allen & Company is a wholly owned subsidiary of Allen Holding Inc., and, consequently, Allen Holding may be deemed to beneficially own the shares beneficially owned by Allen & Company. Does not include shares owned directly by officers and stockholders of Allen Holding and Allen & Company with respect to which Allen Holding and Allen & Company disclaim beneficial ownership. Officers and stockholders of Allen Holding and Allen & Company may be deemed to beneficially own shares of the Common Stock reported to be beneficially owned directly by Allen Holding and Allen & Company.
(4) In accordance with Rule 13d-3(d)(1)(i)(A), includes 334 shares underlying currently exercisable warrants and 8,334 shares underlying a currently exercisable option.
(5) In accordance with Rule 13d-3(d)(1)(i)(A), includes 2,304,523 shares beneficially owned by Whittier Ventures, 334 shares underlying currently exercisable warrants owned by Whittier Ventures, 5,820 shares owned by Whittier Energy Company, 158 shares owned by Whittier Opportunity Fund, and 8,334 shares underlying currently exercisable options owned by Whittier Opportunity Fund. Mr. Jeffs has no pecuniary interest in the shares beneficially owned by Whittier Ventures, Whittier Energy Company, and Whittier Opportunity Fund, however, as Vice President of Whittier Ventures, and Director of Whittier Energy Company, Mr. Jeffs has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.
(6) In accordance with Rule 13d-3(d)(1)(i)(A), includes 3,076,923 shares underlying warrants to purchase shares of Common Stock. Mr. Alshinbayev has no pecuniary interest in the shares beneficially owned by CAIH or Kazkommertsbank, however, as Managing Director of CAIH and as an officer or director of Kazkommertsbank, Mr. Alshinbayev has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.
(7) In accordance with Rule 13d-3(d)(1)(i)(A), includes 3,076,923 shares underlying warrants to purchase shares of Common Stock. Mr. Connor has no pecuniary interest in the shares beneficially owned by CAIH or Kazkommertsbank, however, as an officer of Kazkommertsbank, Mr. Connor has voting power and investment power over such shares and, thus, may be deemed to beneficially own such shares.
(8) In accordance with Rule 13d-3(d)(1)(i)(A), includes 1,000,000 shares beneficially owned by NK Cayman Limited.
(9) In accordance with Rule 13d-3(d)(1)(i)(A), includes 7,083 shares underlying currently exercisable options owned by Mr. Dilling.
(10) In accordance with Rule 13d-3(d)(1)(i)(A), includes 417 shares underlying a currently exercisable option and 417 shares underlying a currently exercisable warrant. Mr. McMillian resigned as the Co-Chairman and Chief Executive Officer of Chaparral effective May 10, 2002.
(11) In accordance with Rule 13d-3(d)(1)(i)(A), includes 1,418 shares underlying currently exercisable options owned by Mr. Dahl. Mr. Dahl resigned as a director of Chaparral effective May 10, 2002.
(12) Mr. Collins resigned as a director of Chaparral effective May 10, 2002.
(13) Mr. Grant resigned as a director of Chaparral effective May 10, 2002.
(14) Judge Roberts resigned as a director of Chaparral effective January 18, 2002.
(15) Includes 668 shares owned by Mr. Young and 1,167 shares underlying currently exercisable options.
(16) Includes 167 shares owned by Mr. Berlin and 417 shares underlying currently exercisable options.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and Chaparral must identify in this Proxy Statement those persons who did not file such reports when due.

     Based solely upon a review of the Forms 3 and 4 and any amendments furnished to Chaparral during our fiscal year 2001, and Form 5 and any amendments furnished to Chaparral with respect to the same fiscal year, we believe that our directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements.


                             EXECUTIVE COMPENSATION

     The following table shows the compensation paid by Chaparral for services rendered by Mr. McMillian, who was the Chief Executive Officer and Co-Chairman of the Board, Mr. Jeffs who is currently the Chairman of the Board and Chief Executive Officer of Chaparral, and Mr. Young, who is the Vice President - Finance, Treasurer, and Chief Financial Officer of Chaparral. There were no other executive officers of Chaparral whose annual salary and bonus exceeded $100,000 during the fiscal year 2001.

Summary Compensation Table.

                                        Annual Compensation                        Long-Term Compensation
                               ------------------------------------   -----------------------------------------------
                                                                                   Awards                   Payouts
                                                                      ---------------------------------   -----------
       Name and                                           Other        Restricted         Securities          LTIP      All Other
  Principal Position    Year    Salary       Bonus        Annual      Stock Awards        Underlying      Payouts ($)  Compensation
                                                       Compensation        ($)         Options/SARs (#)
-----------------------------------------------------------------------------------------------------------------------------------

John G. McMillian       2001   $162,000(1)    --           --              --                --               --           --
   Chairman and Chief   2000   $137,500       --           --              --                --               --           --
   Executive Officer    1999      --
   (1/99 to 5/02)
James A. Jeffs          2001   $162,000(2)    --           --              --                --               --           --
   Co-Chairman
   (5/99 to 5/02)
   Chairman and Chief
   Executive Officer
   (5/02 to Present)
Michael B. Young        2001   $162,000       --           --              --                --               --           --
   Treasurer and        2000   $150,000       --           --              --                --               --           --
   Controller (2/98     1999    $89,167    $42,500(3)      --              --                --               --           --
   to 6/02)
   Chief Financial
   Officer (6/02 to
   Present)
----------

     1.   Mr. McMillian received cash compensation of $114,750 in December 31,
          2001. The remaining $47,250 has been recorded in Chaparral's financial statements as accrued compensation.
     2.   Mr. Jeffs' did not receive any cash compensation during the year 2001.
          The outstanding balance of $162,000 has been recorded in Chaparral's financial statements as accrued compensation.
     3.   Mr. Young received $42,500 in cash bonuses during 1999.


Aggregated Option/SAR Exercises and Year-End Option/SAR Value Table.

                   Number of Securities Underlying   Value of Unexercised In-the-Money
                     Unexercised Options/SARs at              Options/SARs at
                          December 31, 2001                  December 31, 2001
                   ------------------------------    ---------------------------------

       Name        Exercisable      Unexercisable    Exercisable         Unexercisable
----------------   ------------------------------    ---------------------------------

Michael B. Young      1,167              --               --                   --

     No options were exercised in fiscal year 2001.


                                       11

Director Interlocks.

     During our last fiscal year, Messrs. Jeffs, who is the Chairman and Chief Executive Officer, and Dahl served on the Compensation Committee of the Board and acted as officers or directors to Whittier Ventures or one of its affiliates. Mr. Jeffs is a Vice President of Whittier Ventures and a Director of Whittier Energy Company. Mr. Dahl is President of both Whittier Ventures and Whittier Energy Company. Whittier Ventures currently owns approximately 9% of the outstanding Common Stock of Chaparral.

     Messrs. Alshinbayev and Connor currently serve as directors of Chaparral and each act as an officer or director of CAIH or one of its affiliates. Messrs. Alshinbayev and Connor are managing directors of Kazkommertsbank, an affiliate of CAIH. Mr. Connor serves on the Compensation Committee of the Board. CAIH beneficially owns approximately 63% of Chaparral's outstanding Common Stock.


                             STOCK PERFORMANCE GRAPH

                 Comparison of Five Year Cumulative Total Return

     The following line graph compares the total returns (assuming reinvestment of dividends) of our Common Stock, the Nasdaq Market Index and the SIC Code Index for the five year period ending December 31, 2001.

                             1996     1997     1998     1999     2000     2001
                             ----     ----     ----     ----     ----     ----
CHAPARRAL RESOURCES, INC.    100.00   228.56    31.43    12.00     5.52     2.30
SIC CODE INDEX               100.00   101.56    81.35    99.37   126.24   115.83
NASDAQ MARKET INDEX          100.00   122.04   172.13   303.59   190.82   152.11


                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS
                           AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board determined the compensation of the executive officers named in the Summary Compensation Table on page 11 for the years in question. The Compensation Committee has furnished the following report on executive compensation in connection with the Annual Meeting:

Compensation Philosophy.

     As members of the Compensation Committee, it is our duty to administer the executive compensation program for Chaparral. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of Chaparral, evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board with regard to executive compensation. Chaparral's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operations, financial and strategic objectives, and increases in stockholder value. The Compensation Committee regularly reviews the compensation packages of Chaparral's executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, Chaparral's financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of Chaparral's compensation programs for executive officers are described below.

Compensation Structure.

     The base compensation for the executive officers of Chaparral named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities and internal relationships. The goals of the Compensation Committee in establishing Chaparral's executive compensation program are:

     o to compensate the executive officers of Chaparral fairly for their contributions to Chaparral's short-term and long-term performance; and

     o to allow Chaparral to attract, motivate and retain the management personnel necessary to Chaparral's success by providing an executive compensation program comparable to that offered by companies with which Chaparral competes for management personnel.

     The elements of Chaparral's executive compensation program are annual base salaries, annual bonuses and equity incentives. The Compensation Committee bases its decisions on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance and the length of time the executive has been in the position.

     In July 2001, Chaparral's stockholders approved the 2001 Stock Incentive Plan, which sets aside shares of Chaparral's Common Stock for issuance to Chaparral's officers, directors, employees, and consultants. Chaparral did not make any grants under the 2001 Stock Incentive Plan during fiscal year 2001.

Compensation of the Chief Executive Officer.

     During fiscal year 2001, Mr. McMillian served as Chief Executive Officer of Chaparral. In establishing Mr. McMillian's base salary, the Compensation Committee considered the factors set forth above, including the level of CEO compensation in other publicly owned/similar sized exploration and production companies in the oil and gas industry and Mr. McMillian's level of involvement in the day-to-day operations of Chaparral.

Executive Compensation Deductibility.

     Chaparral intends that amounts paid under Chaparral's compensation plans generally will be deductible compensation expenses. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible according to Section 162(m) of the Internal Revenue Code of 1986.

Compensation Committee Interlocks and Insider Participation.

     No executive officer or director of Chaparral serves as a member of a compensation committee of any other entity, for which an executive officer, director, or member of such entity is a member of the Board or the Compensation Committee of the Board. There are no other interlocks.

                                        Fiscal Year 2001 Compensation Committee
                                        of the Board of Directors,

                                        Richard L. Grant, Chairman
                                        James A. Jeffs
                                        David A. Dahl

                                  PROPOSAL TWO
                APPROVAL OF THE AMENDMENTS TO CHAPARRAL'S AMENDED
                    AND RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors believes that the best interests of Chaparral and its stockholders will be served by amending Chaparral's Certificate of Incorporation. The discussion set forth below is qualified in its entirety by reference to Articles IV and V of "Chaparral Resources, Inc. Amended and Restated Certificate of Incorporation", a copy of which is attached hereto as Appendix "A".

     Master Agreement. On May 9, 2002, in connection with the refinancing of Chaparral and related entities, Chaparral entered into a Master Agreement with CAIH (the "Master Agreement"). The Master Agreement required that, as a condition of the transaction, the Board of Chaparral adopt certain amendments to restate its Certificate of Incorporation. The Board unanimously determined that the amendment and restatement of Chaparral's Certificate of Incorporation is in the best interests of Chaparral and its stockholders. In addition, the Board directed that the Amended and Restated Certificate of Incorporation be submitted to a vote of the stockholders for their approval.

     Amended and Restated Certificate of Incorporation. Upon the approval of the Amended and Restated Certificate of Incorporation by the requisite majority of the stockholders of Chaparral, the Amended and Restated Certificate of Incorporation will be filed with the Secretary of State of Delaware. Chaparral will pay all filing fees and other expenses deemed necessary to cause the Amended and Restated Certificate to become valid and in full force and effect with the Secretary of State of Delaware.

     As a result of the refinancing of Chaparral, CAIH became a significant stockholder of Chaparral. Since Chaparral and CAIH, including their respective affiliated entities, may engage in the same or similar lines of business - the exploration and production of oil - the amendments to Chaparral's Certificate of Incorporation are intended to regulate and define the conduct and relationship of CAIH, as a principal stockholder of Chaparral, with regard to certain affairs, contractual relationships and other business opportunities and relations between CAIH and Chaparral, its subsidiaries and their respective officers and directors.

     More specifically, the amendments provide that any actions taken by the stockholders of Chaparral may only be taken at an annual or special meeting of the stockholders and cannot be taken by consent, even if the stockholders could otherwise act by consent under applicable law. The amendments also set forth rules as to when a corporate opportunity belongs to either Chaparral or CAIH where it is presented to an officer and/or director of Chaparral who is also an officer and/or director of CAIH. In addition, if Chaparral enters into any contract, agreement, arrangement or transaction with any officer or director of CAIH or any affiliate or related entity, all of the material facts as to such contract, agreement, arrangement or transaction must be disclosed to the Board, or any committee thereof, which is going to approve such transaction. If such material facts are disclosed, then the officers or directors of Chaparral or CAIH may be present at and participate in the meeting of the Board which authorizes such transaction and will be deemed to have acted in good faith and not to have breached their duty of loyalty to Chaparral and its stockholders and not to have derived any improper personal benefit therefrom.

Recommendation of the Board.

     The Board recommends that stockholders vote FOR approval of Chaparral's Amended and Restated Certificate of Incorporation.

                                 PROPOSAL THREE
            APPROVAL OF CHAPARRAL'S 2002 PROFIT SHARING BONUS PROGRAM

     The Board has adopted, subject to stockholder approval, Chaparral's 2002 Profit Sharing Bonus Program (the "Profit Sharing Program"). The Profit Sharing Program will enhance the ability of Chaparral and its subsidiaries to attract and retain officers, employees, directors and consultants of outstanding ability and to provide selected participants with an interest in Chaparral parallel to that of our stockholders. Chaparral is submitting the Profit Sharing Program to its stockholders for approval as the Board believes that it is in the best interest of the stockholders to approve of the compensatory plans and programs that directly affect Chaparral's executive officers and directors. If the Profit Sharing Program is not approved by the stockholders, it will not be implemented. The following summary is qualified in its entirety by reference to the text of the Profit Sharing Program, which is attached hereto as Appendix "B".

                   SUMMARY OF THE PROFIT SHARING BONUS PROGRAM

General.

     The Board believes that profit-based incentives tend to encourage achievement of superior results over time, thereby benefiting stockholders as well as management. By providing participants with incentive and reward opportunities based on the profitable growth of Chaparral, the Profit Sharing Program will enable the Board to give participants a strong incentive to work for our continued success. This should result in the retention of a highly motivated team and make the Profit Sharing Program vital to our ability to attract and retain outstanding personnel.

Awards.

     For the calendar 2002 and each subsequent calendar year thereafter through 2006, Chaparral will establish a bonus pool equal to five percent (5%) of its available "pre-tax profits". For purposes of the Profit Sharing Program, the term "pre-tax profits" means "net income or loss" as reported in Chaparral's audited financial statements as filed with the United States Securities and Exchange Commission; provided, however, that in determining the bonus pool amount, income tax expense will be added back to the amount shown as "net income or loss".

     Participants. Those persons that are eligible to participate in the Profit Sharing Program include those employees, officers, directors and consultants of Chaparral who have been selected for participation by the Board.

     Units. Each year beginning with calendar year 2002 through 2006 the Board will grant each participant a given number of participation units representing a particular percentage interest in the bonus pool. Except for the initial awards made in 2002, an award of participation units will be made prior to, and will be effective for, the year for which the profit sharing bonus will be made. All or a portion of any such awards may be canceled by Chaparral at any time and for any reason or for no reason. If a participant's profit sharing units are canceled for any year, Chaparral may allocate such units to other participants.

     Payment. The amount of each participant's relative percentage share of the bonus pool will be paid in cash by the end of the first quarter of the year following that for which the profit sharing bonus is being paid. No bonus will be paid if a participant is not employed by or providing service to Chaparral on the payment date unless his or her termination is due to death, disability or retirement or by Chaparral without cause in which case a prorated bonus will be paid for the year of termination. If a participant has not been eligible for participation in the Profit Sharing Program for the entire calendar year (other than 2002) for which the profit sharing bonus is being paid, such participant's bonus for that year may be prorated based on the participant's length of service with Chaparral in that year.

Effective Date.

     The Profit Sharing Program became effective in 2002, subject to stockholder approval, and will remain in effect through 2006 unless otherwise terminated by the Board.

Administration.

     The Profit Sharing Program will be administered by the Board (acting either as a whole or through the Compensation or other Committee). All determinations required under the Profit Sharing Program, including eligibility to participate, the amount of bonuses to be paid, calculation of "pre-tax profits", and calculation of any proration, are made by the Board or any Committee appointed by the Board. Determinations need not be uniform and may be made selectively among participants.

Eligibility.

     All officers, employees, directors and consultants of Chaparral and its affiliates (including an employee who may also be a director of Chaparral) will be eligible to receive awards of participation units under the Profit Sharing Program.

Amendments.

     Unless otherwise required by law, Chaparral may at any time amend or terminate the Profit Sharing Program. However, Chaparral may not amend or terminate the Profit Sharing Program until the commencement of the 2007 calendar year in any manner that would adversely affect the initial participants in the Profit Sharing Program; provided, however, that the Profit Sharing Program may be amended or terminated following (i) a sale of all or substantially all of Chaparral's Common Stock or assets, or (ii) a merger or reorganization in which the stockholders of Chaparral immediately before the transaction cease to own directly or indirectly more than fifty percent (50%) of the total outstanding voting securities of Chaparral (or the entity which survives the transaction) immediately after such transaction is completed. In such event, all earned but unpaid bonuses otherwise payable under the Profit Sharing Program will automatically be paid, and each participant will be paid a bonus for such year based on the Chaparral's estimate of available "pre-tax profits" based on its most recently prepared interim financial statement.

Recommendation of the Board.

     The Board recommends that stockholders vote FOR approval of Chaparral's 2002 Profit Sharing Bonus Program.

                                  PROPOSAL FOUR
                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board has appointed Ernst & Young LLP, certified public accountants, as auditors to examine the consolidated financial statements of Chaparral for the fiscal years ending December 31, 2001 and 2002, and to perform other appropriate audit and advisory services and is requesting ratification of such appointment by the stockholders. In the event that the stockholders do not ratify the appointment of Ernst & Young LLP, the adverse vote will be considered as a direction to the Board to select other auditors for the next fiscal year. However, because of the difficulty and expense of making any substitution of auditors after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending December 31, 2002 will be permitted to stand, unless the Board finds other reasons for making a change. It is understood that even if the selection of Ernst & Young LLP is ratified, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of Chaparral and its stockholders.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. This proposal will be approved if it receives the affirmative vote of holders of a majority of the shares of Common Stock voted or represented and entitled to vote at the Annual Meeting.

Recommendation of the Board.

     The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Ernst & Young LLP as Chaparral's independent auditors for fiscal year 2002.


                                 OTHER BUSINESS

     Management knows of no other business to be presented for action at the meeting. If other matters properly come before the meeting or any adjournment of the meeting, the persons named as proxies will vote upon them in accordance with their best judgment.

                                       By Order of the Board of Directors,


                                       /s/ Alan D. Berlin
                                       ------------------
                                       Alan D. Berlin
                                       Secretary
Houston, Texas
July 30, 2002

                                    CHAPARRAL
                            CHAPARRAL RESOURCES, INC.

                                   PROXY CARD

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

               FOR ANNUAL MEETING OF STOCKHOLDERS, AUGUST 23, 2002

     The undersigned hereby appoints Michael B. Young and Natalie S. Hairston, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Chaparral Resources, Inc., to be held August 23, 2002 at The Plaza Hotel, Fifth Avenue at Central Park South, New York, New York 10019, at 10:00 a.m., Eastern Daylight Time, or any adjournment thereof.

1.   Election of directors.
     a.  Askar Alshinbayev            d.   John Duthie
     b.  Ian Connor                   e.   James A. Jeffs
     c.  Peter Dilling                f.   Nikolai Klinchev

            |_| FOR             |_| AGAINST             |_| ABSTAIN

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE THE NOMINEE'S NAME.

2. Approval of the amendments to Chaparral's Amended and Restated Certificate of Incorporation.

            |_| FOR             |_| AGAINST             |_| ABSTAIN

3.   Approval of Chaparral's 2002 Profit Sharing Bonus Program.

            |_| FOR             |_| AGAINST             |_| ABSTAIN

4. Ratification of the selection of Ernst & Young LLP as Chaparral Resources, Inc.'s independent auditors for the fiscal year ending December 31, 2002.

            |_| FOR             |_| AGAINST             |_| ABSTAIN

|_|  If you plan to attend the Annual Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO CHAPARRAL RESOURCES' BOARD OF DIRECTORS, FOR THE APPROVAL OF THE AMENDMENTS TO CHAPARRAL'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, FOR THE APPROVAL OF CHAPARRAL'S 2002 PROFIT SHARING BONUS PROGRAM, AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

____________________________________                 Date: _______________

____________________________________                 Date: _______________
Signatures of Stockholder(s)

(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)

                                                                      Appendix A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            CHAPARRAL RESOURCES, INC.


     THE UNDERSIGNED, acting as the incorporator of a corporation under and in accordance with the General Corporation Law of the State of Delaware, hereby adopts the following Certificate of Incorporation for such corporation:

                                    ARTICLE I

     The name of the corporation is Chaparral Resources, Inc. (the
"Corporation").

                                   ARTICLE II

     The purpose for which the Corporation is organized is the transaction of any or all lawful acts and activities for which corporations may be incorporated under the General Corporation Law of the State of Delaware.

                                   ARTICLE III

     3.1 The aggregate number of shares of capital stock that the Corporation shall have authority to issue is 101,000,000, of which (a) 100,000,000 shares shall be common stock, par value 0.0001 per share, and (b) 1,000,000 shares shall be preferred stock, no par value per share. Unless specifically provided otherwise herein, the holders of such shares shall be entitled to one vote for each share held in any stockholder vote in which any of such holders is entitled to participate.

     3.2 The board of directors may determine the powers, designations, preferences and relative, participating, optional or other special rights, including voting rights, and the qualifications, limitations or restrictions thereof, of each class of capital stock and of each series within any such class and may increase or decrease the number of shares within each such class or series; provided, however, that the board of directors may not decrease the number of shares within a class or series to less than the number of shares within such class or series that are then issued and may not increase the number of shares within a series above the total number of authorized shares of the applicable class for which the powers, designations, preferences and rights have not otherwise been set forth herein.

     3.3 Series A Preferred Stock. 75,000 shares of the Corporation's preferred stock shall consist of the Series A Preferred Stock, no par value per share, with the rights, preferences, privileges and restrictions as follows:

(a) Definitions. The following definitions shall apply to the designations of the preferred stock under this Section 3.3:

     "Approved Transaction" shall mean a transaction approved by a majority of the Board for the sale, grant, award or issuance to management, directors or employees of, or consultants to, the Corporation of shares of Common Stock or options to purchase such shares pursuant to which transaction any such sale, grant or award must be approved by the Board or a committee thereof prior to such sale, grant, award or issuance.

     "Board" shall mean the Board of Directors of the Corporation.

     "Commitment Date" means the date of original issuance of the Series A Preferred Stock.

     "Common Stock" shall mean the Common Stock, par value $0.0001 per share, of the Corporation.

     "Corporation Optional Redemption Value" means a price per share that equals or exceeds the then Conversion Price by at least 50%.

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     "Conversion Price" means the initial conversion price for the Series A
     Preferred Stock of $128.4696 per share, as adjusted form time to time as provided by Section 3.3(f).

     "Majority of the Series A Preferred Stock" shall mean more than 50% of the outstanding shares of Series A Preferred Stock.

     "Person" shall include all natural persons, corporations, business trusts, associations, companies, partnerships, joint ventures and other entities, governments, and agencies and political subdivisions.

     "Redemption Price" means the Redemption Price set forth in Section 3.3(d)(iii), as such may be adjusted from time to time as provided in
     Section 3.3(d).

     "Series A Preferred Stock" shall mean the Series A Preferred Stock, no par value, of the Corporation.

     "Subsidiary" shall mean any corporation, partnership, joint venture, association or other business entity at least fifty percent (50%) of the outstanding voting stock or voting interest of which is at the time owned directly or indirectly by the Corporation or by one or more of such subsidiary entities, or both.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

(b)  Dividends.

          (i) Right to Dividends. The holders of the then outstanding Series A Preferred Stock shall be entitled to receive, when and as declared by the Board, and out of any funds legally available therefor, cumulative dividends at the annual rate of $5.00 per share, payable semiannually in cash on the last day of May and November of each year. Such dividends shall be cumulative so that, if such dividends in respect of any previous or current semi-annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid before any dividend or other distribution shall be paid or declared and set part for the Common Stock.

          (ii) Priority. Unless full accumulated and accrued dividends on the Series A Preferred Stock for all past dividend periods and the then current dividend period shall have been paid or declared and a sum sufficient for the payment thereof set apart, no dividend whatsoever other than a dividend payable solely in Common Stock shall be paid or declared, and no distribution shall be made, on any Common Stock.

(c) Liquidation Rights of Preferred. In the event of any liquidation, dissolution or winning up of the Corporation, whether voluntary or involuntary, the holders of the Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether such assets are capital, surplus, or earnings, before any payment or declaration and setting apart for payment of any amount shall be made in respect of the Common Stock, an amount equal to $100.00 plus all accrued and unpaid dividends thereon.

(d)  Redemptions.

          (i) Scheduled Redemption. Commencing on November 30, 2002 and on the last day of November of each year thereafter (each such date being referred to as a "Scheduled Redemption Date"), so long as any shares of Series A Preferred Stock shall be outstanding and to the extent the Corporation shall have funds legally available for such payment, the Corporation shall redeem the lesser of (x) the number of shares of Series A Preferred Stock outstanding on such scheduled redemption date or (y) one-third of the largest number of shares of Series A Preferred Stock outstanding at any time prior to the first Scheduled Redemption Date for the Series A Preferred Stock. The shares to be redeemed shall be determined pro rata

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     among the holders of shares of Series A Preferred Stock. If the Corporation shall fail to discharge all or any part of any scheduled redemption obligation pursuant to this Subsection (i) because insufficient funds are legally available therefor, funds legally available therefore shall be applied pro rata to the holders of the Series A Preferred Stock. The balance of such scheduled redemption obligation shall be discharged as soon as the Corporation shall have funds legally available to permit such redemption, at which time the Board shall promptly fix a date for such redemption and so notify the holders of such shares in writing.

          (ii) Corporation Optional Redemption. The Corporation shall have the right, but not the obligation, to redeem all or any portion of the Series A Preferred Stock, if the average closing price of the Common Stock for any thirty (30) consecutive trading day period equals or exceeds the Corporation Optional Redemption Value. If the Corporation redeems less than all of the Series A Preferred Stock, such redemption shall be made pro rata among the holders of such series.

          (iii) Redemption Price. The redemption price of the Series A Preferred Stock (the "Redemption Price") shall be an amount per share equal to $100.00 plus all unpaid dividends thereon which have accrued, whether or not earned or declared. Even though the Redemption Price and the Conversion Price are both initially $100.00, they have no connection with, or relationship to, one another.

          (iv) Redemption Notice. The Corporation shall, not less than thirty
     (30) days nor more than sixty (60) days prior to the date fixed for redemption ("Redemption Date"), mail written notice ("Redemption Notice"), postage prepaid, to each holder of shares of record of the Series A Preferred Stock to be redeemed at such holder's post office address last shown on the records of the Corporation. The Redemption Notice shall state:

               (1) the total number of shares Series A Preferred Stock which the Corporation intends to redeem;

               (2) the Redemption Date and Redemption Price;

               (3) that the holder's right to convert the Series A Preferred Stock will terminate on the day preceding the Redemption Date; and

               (4) the time, place and manner in which the holder is to surrender to the Corporation the certificate or certificates representing the shares of Series A Preferred Stock to be redeemed.

          (v) Surrender of Stock. On or before the Redemption Date, each holder of Series A Preferred Stock to be redeemed, unless the holder has exercised his right to convert the shares as provided in Section 3.3(f), shall surrender the certificate or certificates representing such shares to the Corporation, in the manner and at the place designated in the Redemption Notice, and thereupon the Redemption Price for such shares shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be cancelled and retired. In the event less than all of the shares represented by such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

          (vi) Termination of Rights. If the Redemption Notice is duly given, and if on or prior to the Redemption Date the Redemption Price is either paid or made available for payment, then notwithstanding that the certificates evidencing any of the shares of Series A Preferred Stock so called for redemption have not been surrendered, all rights with respect to such shares shall forthwith after the Redemption Date cease and terminate, except only (i) the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor or (ii) the right to receive Common Stock upon exercise of the conversion rights as provided in Section 3.3(f).

          (vii) Adjustment for Stock Splits and Combinations. If the Corporation at any time or from time to time after the Commitment Date effects a subdivision of the outstanding shares of Series A Preferred Stock, the Redemption Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Corporation at any time or from time to time after the Commitment Date combines the outstanding shares of Series A Preferred Stock into a smaller number of shares, the Redemption Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Subsection (vii) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (viii) Adjustment for Certain Dividends and Distributions. If the Corporation at any time or from time to time after the Commitment Date makes or issues, or fixes a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive, a dividend or other distribution payable in additional shares of Series A Preferred Stock, then and in each such event the Redemption Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Redemption Price then in effect by a fraction (1) the numerator of which is the total number of shares of Series A Preferred Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Series A Preferred Stock issued and outstanding, immediately prior to the time of such issuance or the close of business on such record date plus the total number of shares of Series A Preferred Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Redemption Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Redemption Price shall be adjusted pursuant to this Subsection (viii) as of the time of actual payment of such dividends or distributions.

(e) Voting Rights. Each holder of shares of Series A Preferred Stock shall be entitled to vote on all matters and, except as otherwise expressly provided herein, shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which all shares of Series A Preferred Stock held by such holder could be converted, pursuant to the provisions of this Section 3.3, at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is first executed. This provision for determination of the number of votes to which each holder of Series A Preferred Stock is entitled shall also apply in all cases in which the holders of shares of Series A Preferred Stock have the right to vote separately as a class.

(f) Conversion. The holders of Series A Preferred Stock shall have the following conversion rights:

          (i) Right to Convert. Each share of Series A Preferred Stock shall be convertible, at the option of the holders thereof, at any time or from time to time and prior to the Redemption Date for such share, into fully paid and nonassessable shares of Common Stock.

          (ii) Conversion Price. Each share of Series A Preferred Stock shall be convertible into the number of shares of Common Stock which results from dividing $100.00 by the Conversion Price per share in effect at the time of conversion. The initial Conversion Price per share shall be $128.4696 and shall be subject to adjustment from time to time as provided below.

          (iii) Mechanics of Conversion. Each holder of Series A Preferred Stock who desires to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date. A holder of Series A Preferred Stock who converts any shares of Series A Preferred Stock shall not be entitled to any accrued but unpaid dividends with respect to the Series A Preferred Stock so converted.

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

          (iv) Adjustment for Stock Splits and Combinations. If the Corporation at any time or from time to time after the Commitment Date effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Corporation at any time or from time to time after the Commitment Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 3.3(f) shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (v) Adjustment for Certain Dividends and Distributions. If the Corporation at any time or from time to time after the Commitment Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 3.3(f) as of the time of actual payment of such dividends or distributions.

          (vi) Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Commitment Date makes or issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3.3(f) with respect to the rights of the holders of the Series A Preferred Stock.

          (vii) Adjustments for Reclassification, Exchange and Substitution. In the event that at any time or from time to time after the Commitment Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 3.3(f)), then and in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such Series A Preferred Stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

          (viii) Reorganization, Mergers, Consolidations or Sales of Assets. Subject to Section 3.3(b), if at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this Section 3.3(f)) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Series A Preferred Stock the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of the number of shares of Common Stock deliverable upon conversion of such Series A Preferred Stock would have been entitled in such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.3(f) with respect to the rights of the holders of such Series A Preferred Stock after the reorganization, merger, consolidation or sale to the end that the provisions of this Section 3.3(f) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event and be as nearly equivalent as may be practicable.

               A. Sale of Shares Below Conversion Price.

               (1) If at any time or from time to time after the Commitment Date, the Corporation issues or sells, or is deemed by the express provisions of this Subsection (i) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in
          Section 3.3(f)(v) and other than upon a subdivision or combination of shares of Common Stock as provided in Section 3.3(f)(iv), for an Effective Price (as hereinafter defined) less than the then existing Conversion Price, then the currently existing Conversion Price shall be reduced, as of the opening of business on the date of such issuance or sale, to a price determined by multiplying that Conversion Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock outstanding at the close of business on the day next preceding the date of such issuance or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (or by the express provisions hereof deemed to have been received) by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of such issuance after giving effect to such issuance of Additional Shares of Common Stock. For the purpose of the calculation described in this Section 3.3(f)(viii)(A), the number of shares of Common Stock outstanding shall include (A) the number of shares of Common Stock into which the then outstanding shares of Series A Preferred Stock could be fully converted on the day next preceding the issuance or sale of Additional Shares of Common Stock and (B) the number of shares of Common Stock which could be obtained through the conversion of all Convertible Securities (as hereinafter defined) which are convertible on the day next preceding the issuance or sale of Additional Shares of Common Stock.

               (2) For the purpose of making any adjustment required under this Subsection 3.3(f)(viii)(A), the consideration received by the Corporation for any issuance or sale of securities shall (A) to the extent it consists of cash be computed at the net amount of cash received by the Corporation after deduction of any expenses payable by the Corporation and any underwriting or similar commissions, compensation, or concessions paid or allowed by the Corporation in connection with such issuance or sale, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as reasonably determined in good faith by the Board, and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

               (3) For the purpose of the adjustment required under this Subsection 3.3(f)(viii)(A), the Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible or exchangeable, with or without consideration, into or for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being herein referred to as

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          "Convertible Securities") and if the Effective Price of such
          Additional Shares of Common Stock is less than the Conversion Price then in effect, then in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

               (4) For the purpose of the adjustment required under this Section 3.3(f)(viii)(A), if the Corporation issues or sells any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Conversion Price then in effect, then the Corporation shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such rights or options, plus the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options and plus the minimum amount of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange or such Convertible Securities. No further adjustment of the Conversion Price adjusted upon the issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of Section 3.3(f)(viii)(A)(3) above for the readjustment of the Conversion Price upon the expiration of rights or options or the rights of conversion or exchange of Convertible Securities shall apply to the rights, options and Convertible Securities referred to in this
          Section 3.3(f).

               (5) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Commitment, whether or not subsequently reacquired or retired by the Corporation, other than (i) shares of Common Stock issued upon conversion of the Series A Preferred Stock, (ii) shares of Common Stock or options or warrants to acquire Common Stock issued to management, directors or employees of, or consultants to, the Corporation or any Subsidiary pursuant to Approved Transactions, (iii) share of Common Stock issuable upon exercise of Convertible Securities outstanding on the Commitment Date and (iv) shares of Common Stock or options or warrants to acquire

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

          Common Stock issued in connection with investment banking or financial advisory services provided to the Corporation. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Subsection 3.3(f)(viii)(A), into the aggregate consideration received, or deemed to have been received by the Corporation for such issuance under this Subsection 3.3(f)(viii)(A), for such Additional Shares of Common Stock.

          (ix) Accountants' Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price or the number of shares of Common Stock or other securities issuable upon conversion of the Series A Preferred Stock, the Corporation, at its expense, shall cause independent public accountants of recognized standing selected by the Corporation (who may be the independent public accountants then auditing the books of the Corporation) to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series A Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of
     (1) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (2) the Conversion Price at the time in effect, (3) the number of Additional Shares of Common Stock and (4) the type and amount, if any, of other property which at the time would be received upon conversion of the Series A Preferred Stock.

          (x) Notices of Record Date. In the event (i) any taking by the Corporation of record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any transfer of all or substantially all of the assets of the Corporation to any other Person or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Preferred Stock at least thirty (30) days prior to the record date specified therein, a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

          (xi) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay case equal to the product of such fraction multiplied by the fair market value of one share of the Corporation's Common Stock on the date of conversion as determined by the Board.

          (xii) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion for all then outstanding shares of the Series A Preferred Stock; the Corporation shall promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (xiii) Notices. All notices and other communications required by the provisions of this Section 3.3(f) shall be in writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by overnight delivery service, cable, telegram, facsimile transmission or telex to each holder of record at the address of such holder appearing on the books of the Corporation. Notice so given shall, in the case of notice so given by mail, be deemed to be given and received on the fourth calendar day after posting, in the case of overnight delivery service on the date of actual delivery and, in the case of notice so given by cable, telegram, facsimile transmission, telex or personal delivery, on the date of actual transmission or, as the case may be, personal delivery.

          (xiv) Payment of Taxes. The Corporation will pay all taxes (other than taxes based on income) and other governmental charges that may be imposed with respect to the issuance or delivery of shares of Common Stock upon conversion of shares of Series A Preferred Stock, including without limitation any tax or other charge imposed in connection with any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series A Preferred Stock so converted were registered.

          (xv) No Dilution or Impairment. The Corporation shall not amend or restate this Certificate of Incorporation or participate in any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Stock against dilution or other impairment.

          (xvi) Rounding of Calculation; Minimum Adjustment. All calculations under this Section 3.3(f) shall be made to the nearest one thousandth (1/1,000th) cent or to the nearest one thousandth (1/1,000th) of a share, as the case may be. Any provision of this Section 3.3(f) to the contrary notwithstanding, no adjustment in any Conversion Price shall be made if the amount of such adjustment would be less than $0.001, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any such subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.001 or more.

          (xvii) Waivers. With the written consent of a majority of the Series A Preferred Stock, the obligations of the Corporation and the rights of the holders of the Series A Preferred Stock under this Section 3.3 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely). Upon the effectuation of each such waiver, the Corporation shall promptly give written notice thereof to the holders of Series A Preferred Stock who have not previously consented thereto in writing.

          (xviii) Determination of Percentages. Whenever this Certificate of Incorporation requires the calculation of a percentage of preferred stock, such calculation shall be made as if the Series A Preferred Stock has been fully converted into Common Stock.


                                   ARTICLE IV

     Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such stockholders.

                                    ARTICLE V

     5.1  In anticipation that

     (a) Central Asian Industrial Holdings NV, including any person that controls, is controlled by or is under direct or indirect common control with Central Asian Industrial Holdings NV, and all their successors by way of merger, consolidation or sale of all or substantially all of its or their assets, but not including the Corporation and its subsidiaries (the "Stockholder"), will be and will remain a substantial stockholder of the Corporation,

     (b) the Corporation and the Stockholder may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities,

     (c) the Corporation and the Stockholder may enter into contracts or otherwise transact business with each other and that the Corporation may derive benefits therefrom, and

     (d) the Corporation may from time to time enter into contractual, corporate or business relations with one or more of its directors or officers or one of more corporations, partnerships, limited liability companies or other business entities in which one or more of its directors or officers has a financial interest (collectively, "Related Entities"), and in recognition of the benefits to be derived by the Corporation through its continued contractual, corporate and business relations with the Stockholder (including service of officers and directors of the Stockholder as officers and directors of the Corporation), the provisions of this Article V are set forth to regulate and define the conduct of certain affairs, contractual relationships and other business relations of the Corporation as they may involve the Stockholder, Related Entities and their respective officers and directors, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and the Stockholders in connection therewith. The following provisions of this Article V are in addition to, and not in limitation of, the provisions of the Delaware General Corporation Law and the other provisions of this Amended and Restated Certificate of Incorporation.

     5.2  The Stockholder will have no duty to refrain from

     (a) engaging the same or similar activities or lines of business as the Corporation,

     (b)  doing business with any customer of the Corporation or

     (c) employing or otherwise engaging any officer, director or employee of the Corporation, and neither the Stockholder nor any officer or director thereof (except as provided in Section 5.3) will be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of any such activities of the Stockholder or of such person's participation therein. If the Stockholder acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Stockholder and the Corporation, the Stockholder will have no duty to communicate or offer such corporate opportunity to the Corporation and will not be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder of the Corporation by reason of the fact that the Stockholder pursues or acquires such corporate opportunity for itself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Corporation.

     5.3 In the event that a director or officer of the Corporation, who is also a director or officer of the Stockholder, acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Corporation and the Stockholder, such director or officer of the Corporation

     (a) will be deemed to have fully satisfied and fulfilled the fiduciary duty of such director or officer to the Corporation and its stockholders with respect to such corporate opportunity,

     (b) will not be liable to the Corporation or its stockholders for breach of any fiduciary duty by reason of the fact that the Stockholder pursues or acquires such corporate opportunity for itself or directs such corporate opportunity to another person or does not communicate information regarding such corporate opportunity to the Corporation,

     (c) will be deemed to have acted in good faith and in a manner such person reasonably believes to be in and not opposed to the best interests of the Corporation and

     (d) will be deemed not to have breached his or her duty of loyalty to the Corporation or its stockholders and not to have derived an improper personal benefit therefrom, if such director or officer acts in a manner consistent with the following policy:

          When a corporate opportunity is offered in writing to an officer and/or director of the Corporation who is also an officer and/or director of the Stockholder, solely in his or her designated capacity with one of the two companies, such opportunity will belong to whichever corporation was so designated. Otherwise,

               (i) a corporate opportunity offered to any person who is an officer or officer and director of the Corporation, and who is also a director of the Stockholder will belong to the Corporation,

               (ii) a corporate opportunity offered to any person who is a director of the Corporation and who is also an officer and/or director of the Stockholder will belong to the Stockholder,

               (iii) a corporate opportunity offered to any person who is an officer, but not a director, of both the Corporation and the Stockholder will belong to the Stockholder,

               (iv) a corporate opportunity offered to any person who is an officer and director of both the Corporation and the Stockholder will belong to the Stockholder, and

               (v) a corporate opportunity offered to any person who is an officer or an officer and director of the Corporation and who is also an officer or an officer and director of the Stockholder will belong to the Stockholder.

     5.4 If any contract, agreement, arrangement or transaction between the Corporation and the Stockholder involves a corporate opportunity and is approved in accordance with the procedures set forth in Section 5.5, the Stockholder and its officers and directors will have fully satisfied and fulfilled their fiduciary duties to the Corporation and its stockholders with respect thereto under this Article V. Any such contract, agreement, arrangement or transaction involving a corporate opportunity not so approved will not by reason thereof result in any breach of any fiduciary duty, but will be governed by the other provisions of this Article V, this Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation, the Delaware General Corporation Law and applicable law.

     5.5 No contract, agreement, arrangement or transaction between the Corporation and the Stockholder or between the Corporation and one or more of the directors or officers of the Corporation, the Stockholder or any Related Entity or between the Corporation and any Related Entity will be void or voidable for the reason that the Stockholder, any Related Entity or one or more of the officers or directors of the Corporation, the Stockholder or any Related Entities are parties thereto, or because any such directors or officers are present at or participate in the meeting of the Board of Directors of the Corporation or committee thereof which authorizes the contract, agreement, arrangement or transaction, or because his, her or their votes are counted for such purpose, and the Stockholder, any Related Entity and such directors and officers

     (a) will be deemed to have fully satisfied and fulfilled their fiduciary duties to the Corporation and its the Stockholders with respect thereto,

     (b) will not be liable to the Corporation or its stockholders for any breach of fiduciary duty by reason of any entering into, performance or consummation of any such contract, agreement, arrangement or transaction,

     (c) will, in the case of officers and directors of the Corporation, be deemed to have acted in good faith and in a manner such person reasonably believes to be in and not opposed to the best interests of the Corporation and

     (d) will, in the case of officers and directors of the Corporation, be deemed not to have breached their duties of loyalty to the Corporation and its stockholders and not to have derived an improper personal benefit therefrom, if:

               (i) the material facts as to the contract, agreement, arrangement or transaction are disclosed or are known to the Board of Directors of the Corporation or the committee thereof which authorizes the contract, agreement, arrangement or transaction, and the Board of Directors or such committee in good faith authorizes the contract, agreement, arrangement or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

               (ii) the material facts as to the contract, agreement, arrangement or transaction are disclosed or are known to the holders of capital stock entitled to vote, and the contract, agreement, arrangement or transaction is specifically approved in good faith by vote of the holders of a majority of the combined voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

     Directors of the Corporation who are also directors or officers of the Stockholder or any Related Entity may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract, agreement, arrangement or transaction.

     5.6 Any person purchasing or otherwise acquiring any interest in shares of the capital stock of the Corporation will be deemed to have notice of and to have consented to the provisions of this Article V.

     5.7  For the purposes of this Article V:

     (a) a director of the Corporation who is Chairman or Vice Chairman of the Board of Directors of the Corporation or chairman of a committee thereof will not be deemed to be an officer of the Corporation by reason of holding such position (without regard to whether such position is deemed an office of the Corporation under the Bylaws of the Corporation), unless such person is a full-time employee of the Corporation;

     (b) the "Corporation" will include all subsidiary corporations and all partnerships, limited liability companies, joint ventures, associations and other business entities in which the Corporation owns (directly or indirectly) fifty percent or more of the outstanding voting stock, voting power, partnership interests or similar ownership interest; and any contract, agreement, arrangement or transaction with any such entity, or with any officer or director thereof, will be deemed to be a contract, agreement, arrangement or transaction with the Corporation; and

     (c) "Corporate opportunities" will include, but not be limited to, business opportunities which the Corporation is financially able to undertake, which are, by their nature, in the line of the Corporation's business and are of practical advantage to it, which are opportunities in which the Corporation has an interest or a reasonable expectancy, and as to which, by embracing the opportunity, the self-interest of the Stockholder or the officer or director, as the case may be, will be brought into conflict with that of the Corporation.

     5.8 Any contract or business relation which does not comply with the rules set forth in this Article V will not by reason thereof be deemed void or voidable or result in any breach of any fiduciary duty, but will be governed by the provisions of this Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation, the Delaware General Corporation Law and applicable law.

                                   ARTICLE VI

     The street address of the initial registered office of the Corporation is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, and the name of its initial registered agent at such address is The Corporation Trust Corporation.

                                   ARTICLE VII

     To the fullest extent permitted by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any repeal or amendment of this Article IX by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and shall not adversely affect any limitation on the personal liability of any director of the Corporation at the time of such repeal or amendment.

                                  ARTICLE VIII

     The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, any appeal in such an action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding (whether or not by or in the right of the Corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another Corporation, partnership, joint venture, sole proprietorship, trust, nonprofit entity, employee benefit plan or other enterprise, against all judgments, penalties (including excise and similar taxes), fines, settlements and expenses (including attorneys' fees and court costs) actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent permitted by any applicable law, and such indemnity shall inure to the benefit of the heirs, executors and administrators of any such person so indemnified pursuant to this Article X. The right to indemnification under this Article VII shall be a contract right and shall include, with respect to directors and officers, the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VII or otherwise. The Corporation may, by action of its board of directors, pay such expenses incurred by employees and agents of the Corporation upon such terms as the board of directors deems appropriate. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other right to which those seeking indemnification may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. Any repeal or amendment of this Article VII by the stockholders of the Corporation or by changes in applicable law shall, to the extent permitted by applicable law, be prospective only, and not adversely affect the indemnification of any person who may be indemnified at the time of such repeal or amendment.

                                   ARTICLE IX

     No contract or other transaction between the Corporation and any other corporation and no other acts of the Corporation with relation to any other corporation shall, in the absence of fraud, in any way be invalidated or otherwise affected by the fact that any one or more of the directors or officers of the Corporation are pecuniarily or otherwise interested in, or are directors or officers of, such other corporation. Any director or officer of the Corporation individually, or any firm or association of which any director or officer may be a member, may be a party to, or may be pecuniarily or otherwise interested in, any contract or transaction of the Corporation, provided that the fact that such person individually or as a member of such firm or association is such a party or is so interested shall be disclosed or shall have been known to the board of directors or a majority of such members thereof as shall be present at any meeting of the board of directors at which action upon any such contract or transaction shall be taken; and any director of the Corporation who is also a director or officer of such other corporation or who is such a party or so interested may be counted in determining the existence of a quorum at any meeting of the board of directors during which any such contract or transaction shall be authorized and may vote thereat to authorize any such contract or transaction, with like force and effect as if such person were not such a director or officer of such other corporation or not so interested. Any director of the Corporation may vote upon any contract or any other transaction between the Corporation and any subsidiary or affiliated corporation without regard to the fact that such person is also a director or officer of such subsidiary or affiliated corporation.

     Any contract, transaction or act of the Corporation or of the directors that shall be ratified at any annual meeting of the stockholders of the Corporation, or at any special meeting of the stockholders of the corporation, or at any special meeting called for such purpose, shall, insofar as permitted by law, be as valid and as binding as though ratified by every stockholder of the Corporation; provided, however, that any failure of the stockholders to approve or ratify any such contract, transaction or act, when and if submitted, shall not be deemed in any way to invalidate the same or deprive the Corporation, its directors, officers or employees, of its or their right to proceed with such contract, transaction or act.

     Subject to any express agreement that may from time to time be in effect, any stockholder, director or officer of the Corporation may carry on and conduct in such person's own right and for such person's own personal account, or as a partner in any partnership, or as a joint venturer in any joint venture, or as an officer, director or stockholder of any corporation, or as a participant in any syndicate, pool, trust or association, any business that competes with the business of the Corporation and shall be free in all such capacities to make investments in any kind of property in which the Corporation may make investments.

                                    ARTICLE X

     Election of directors need not be by written ballot. Any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except as otherwise provided by law. In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt the original bylaws of the Corporation, to amend or repeal the bylaws or to adopt new bylaws, subject to any limitations that may be contained in such bylaws.

     IN WITNESS WHEREOF, the undersigned officer of the Corporation has caused this Amended and Restated Certificate of Incorporation to be duly executed as of August 23, 2002.



         /s/ Michael B. Young
         --------------------------------------------
         Michael B. Young, Vice President - Finance

                                                                      Appendix B

                            CHAPARRAL RESOURCES INC.
                        2002 PROFIT SHARING BONUS PROGRAM


Eligible Participants
---------------------

     Those persons that are eligible to participate in the Chaparral Resources, Inc. Profit Sharing Bonus Program ("Profit Sharing Program") include those employees, officers, directors and consultants of Chaparral Resources, Inc. or its subsidiaries or affiliates (collectively the "Company") who have been selected by the Board of Directors of the Company (acting either as a whole or through a Compensation or other Committee of the Board) and who have signed and agreed to be bound by the terms of the Participation Agreement attached hereto as Exhibit A (the "Participation Agreement") (the "Participants").

     The Board of Directors of the Company (acting either as a whole or through a Compensation or other Committee of the Board) shall determine the number of Profit Sharing Units to be awarded to each Participant in any given calendar year the Profit Sharing Program is in effect, including 2002. All or a portion of Profit Sharing Units granted to Participants in any given year, may be canceled by the Company at any time and for any reason or for no reason. Anything contained in the foregoing to the contrary notwithstanding, if a Participant's Profit Sharing Units are canceled for any year, the Company may, at its sole and absolute discretion, allocate such units to other Participants and, some or all of such re-allocated units may, in the Company's sole and absolute discretion, be effective for the year of grant.

Profit Sharing Bonus
--------------------

     For the calendar 2002 and each subsequent calendar year thereafter through 2006, the Company shall establish a bonus pool equal to five percent (5%) of its available "pre-tax profits" as defined below (the "Bonus Pool").

     For purposes of determining the amount of the Bonus Pool in any calendar year, the term "pre-tax profits" means "net income or loss" as reported in the Company's audited financial statements as filed with the United States Securities and Exchange Commission (the "Statement"); provided however that in determining the Bonus Pool amount, income tax expense shall be added back to the amount shown as "net income or loss".

Payment
-------

     Subject to the terms and conditions hereof, the Bonus Pool will be paid to the Participants in cash by the end of the first quarter of the year following that for which the profit sharing bonus is being paid based upon the relative percentage of the Profit Sharing Units held by the Participants.

     No bonus will be paid if a Participant is not employed by or providing service to the Company in any eligibility category on the payment date unless his or her termination is due to Death, Disability or Retirement (as defined below) or by the Company without Cause as defined below in which case a prorated bonus shall be paid for the year of termination. If a Participant has not been eligible for participation in the Profit Sharing Program for the entire calendar year (other than 2002) for which the profit sharing bonus is being paid, in the Company's sole discretion, such Participant's bonus for that year may be prorated based on the Participant's length of service with the Company in that year.

     For purposes of the Profit Sharing Program, the term "Disability" shall mean (i) if a Participant is a party to an employment agreement of similar agreement with the Company and such agreement includes a definition of "Disability" the definition contained therein or (ii) if no such employment or similar agreement exists, or if it does exist but does not contain a definition of "Disability", it shall mean a physical or mental impairment of sufficient severity that the Participant is prevented from performing the essential functions of his position and shall have been absent from his duties hereunder on a full time basis for 60 consecutive days, or for 90 days in any one calendar year. The determination of Disability shall be made, for all purposes of the Profit Sharing Program, by the Company in its sole and absolute discretion.

     For purposes of the Profit Sharing Program, the term "Cause" shall mean (i) if a Participant is a party to an employment agreement of similar agreement with the Company and such agreement includes a definition of "Cause" the definition contained therein or (ii) if no such employment or similar agreement exists, or if it does exist does not contain a definition of "Cause", it shall mean (x) the Participant's conviction for commission of a felony, after a trial and final judgment thereon by a court of competent jurisdiction, with respect to a crime evidencing moral turpitude, (y) gross negligence or substantial failure to perform the material duties of the Participant's position, or (z) willful and intentional misconduct which has caused or is about to cause material damage to the Company. The determination of Cause shall be made for all purposes of the Profit Sharing Program by the Company in its sole and absolute discretion.

     For purposes of the Profit Sharing Program, the term "Retirement" shall mean a Participant's retirement with the Company following the attainment of age 55 and at least 10 years of service to the Company.

     Except as described above with respect to Death, Disability and Retirement, upon termination of a Participant's service with the Company, a Participant will forfeit all bonuses payable thereafter under this Profit Sharing Program and the Participation Agreement. In the case of employees who do not have employment contracts, the Company is an "at will" employer, and nothing contained herein should be construed as a modification of the Participant's status as an "at will" employee or as a promise of continued employment.

Funding
-------

     The obligations of the Company to make payments under the Profit Sharing Program, shall be contractual only and all such payments shall be made from the general assets of the Company. Each Participant shall rely solely on the unsecured promise of the Company, and nothing herein shall be construed to give any such Participant any right, title, interest or claim in or to any specific asset, fund, reserve or account or property of any kind whatsoever owned by the Company or in which it may have any right title or interest now or in the future.

Amendment and Termination
-------------------------

     Unless otherwise required by law, the Company may at any time amend or terminate the Profit Sharing Program. However, the Company may not amend or terminate the Profit Sharing Program until the commencement of the 2007 calendar year in any manner that would adversely affect the initial participants in the Profit Sharing Program; provided, however, that the Profit Sharing Program may be amended or terminated following (i) a sale of all or substantially all of the Company's common stock or assets, or (ii) a merger or other corporate reorganization in which the shareholders of the Company immediately before the transaction cease to own directly or indirectly more than fifty percent (50%) of the total outstanding voting securities of the Company (or the entity which survives the transaction) immediately after such transaction is completed.; provided, further, that upon such amendment or termination, any and all earned by unpaid bonuses hereunder shall automatically be paid, and each such Participant shall be paid a bonus for the year of amendment or termination

(without giving effect to any such amendment or termination) based on the Company's estimate of "pre-tax profits", as defined hereinabove, based upon the Company's estimate of available "pre-tax profits" based on its most recently prepared interim financial statement. Such payments shall be made within five
(5) business days following such amendment or termination and whether or not such participant is then employed; or otherwise providing services to the Company provided, that, he or she was employed or otherwise providing services to the Company within three (3) months prior to the event leading to the termination or amendment.

Administration
--------------

     The Profit Sharing Program shall be administered by the Board of Directors (acting either as a whole or through a Compensation or other Committee of the Board). All determinations required under the Profit Sharing Program, including, without limitation, eligibility to participate, the amount of bonuses to be paid, calculation of "pre-tax profits", calculation of any proration, are made by and in the sole and absolute discretion of the Company, its Board of Directors or any Committee appointed by the Board of Directors. Determinations need not be uniform and may be made selectively among Participants. Any such determinations shall be final and conclusive of any matter and shall be binding upon all persons claiming any rights under the Profit Sharing Program unless such determination is found not to be in good faith.



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